POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person who signature appears below hereby constitutes and appoints Lori J. Braender, Esq. his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for her and her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 for the 1996 Employee Stock Purchase Plan of Factory Card Outlet Corp., and any and all amendments thereto (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent or her substitutes may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:

                                   Title                             Date


/S/ WILLIAM E. FREEMAN   Chairman of the Board of Directors     January 17, 1997
----------------------
William E. Freeman

/S/ CHARLES R. CUMELLO   President and Director                 January 17, 1997
----------------------
Charles R. Cumello

/S/ GLEN J. FRANCHI                                             January 17, 1997
----------------------   Executive Vice President
Glen J. Franchi          and Chief Administrative Officer
                         (principal financial and accounting
                         officer)

/S/ MICHAEL I. BARACH    Director                               January 17, 1997
---------------------
Michael I. Barach

/S/ ROBERT C. BLATTBERG  Director                               January 17, 1997
-----------------------
Dr. Robert C. Blattberg

/S/ BART A. BROWN, JR.   Director                               January 17, 1997
----------------------
Bart A. Brown, Jr.

/S/ RICHARD A. DOPPELT   Director                               January 17, 1997
----------------------
Richard A. Doppelt

/S/ JAMES L. NOUSS, JR.  Director                               January 17, 1997
-----------------------
James L. Nouss, Jr.

/S/ STEWART M. KASEN     Director                               January 17, 1997
--------------------
Stewart M. Kasen

/S/ J. BAYARD KELLY      Director                               January 17, 1997
--------------------
J. Bayard Kelly